SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 30, 2003

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Item 5.	Other Events.

On October 30, 2003, Universal Corporation issued a press release announcing new corporate officers. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

No.	Description

99.1	Press release dated October 30, 2003 announcing new corporate officers.*

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION (Registrant)

Date:	October 30, 2003	By:	/s/ George C. Freeman, III
George C. Freeman, III General Counsel and Secretary

Exhibit Index

Exhibit Number	Document

99.1	Press release dated October 30, 2003 announcing new corporate officers.*

*Filed Herewith